Exhibit 99.3

Frequently Asked
Questions & Answers
May 5, 2016 endo®
From time to time, Endo Investor Relations will provide frequently asked questions and answers (FAQs) on various topics of interest. The following are recent FAQs:
What are your expectations across your business for 2016?
What were the drivers for Endo’s update to full year 2016 financial guidance?
2016 Financial Guidance & Updates
For the full twelve months ended December 31, 2016, at current exchange rates, Endo estimates:
• Total revenues to be between $3.87 billion and $4.03 billion;
• Reported diluted (GAAP) EPS from continuing operations to be between $0.25 and $0.55; and
• Adjusted diluted EPS from continuing operations to be between $4.50 and $4.80.
The Company’s 2016 financial guidance is based on the following assumptions:
• Adjusted gross margin of approximately 59.0 percent to 60.0 percent;
• Adjusted operating expenses as a percentage of revenues to be approximately 21.5 percent to 22 percent;
• Adjusted interest expense of approximately $455 million;
• Adjusted effective tax rate of approximately zero to 2 percent; and
• Adjusted diluted EPS from continuing operations assume full year adjusted diluted shares outstanding of approximately 223 million shares.
There were several factors that drove the update to full year 2016 financial guidance. The primary drivers include:
• Earlier than expected generic entrant for Voltaren® Gel
• Delays in expected FDA actions related to our 505(b)(2) products
• More significant than expected erosion in the legacy Qualitest Base business
– Unexpected and accelerated competitive FDA approvals
– Aggressive recent pricing actions taken by competitors to gain market share
– Loss of business through bid cycle due to increased customer buying power and aggressive competitor actions
These factors are discussed in greater detail in the U.S. Generics and U.S. Branded sections of this FAQ.

Frequently Asked Questions & Answers

The following charts illustrate the rebasing of our previous 2016 financial guidance to our updated 2016 financial guidance:

*Updated 2016 Financial Guidance Bridge: Revenue (*Continuing Operations)*



~27%
~17%
~56%
$4,500
$4,000
$3,500
$3,000
Millions
~11% change in Revenue Outlook
Change in FY'16 Revenue impacted by:
• Voltaren® Gel generic entry
• 505(b)(2) delayed actions
• Lower Generics Base revenue outlook (~55% price / ~45% volume)
• Product rationalization to improve margins
FY 2016 Previous Guidance (Mid-Point)
VOLTAREN® Gel Loss of Exclusivity
Other Branded
505(b)(2) Delayed Actions
Generics Base
Other Generics
Generics Mfg Network Rationalization
FY 2016 Revised Guidance (Mid-Point)

* Continuing Operations includes Endo and Par and excludes ASTORA (formerly known as AMS Women's Health)

*Updated 2016 Financial Guidance Bridge: Adjusted Gross Margin (*Continuing Operations)*



65%
60%
55%
~440 bps or -17% change in Adjusted Gross Margin
~440 bps change in FY'16 Adjusted Gross Margin driven by:
• ~60 bps due to Voltaren® Gel generic entry impact (~70% gross margin)
• ~30 bps due to lower Other Branded revenue outlook (~85% gross margin)
• ~70 bps due to 505(b)(2) delayed actions impact (>90% gross margin)
• ~130 bps due lower Generics Base revenue price (100% gross margin)
• ~80 bps due to lower Generics Base revenue volume (~70% gross margin)
• ~50 bps due to increase in Generics COGS due to under absorption net of savings from manufacturing network rationalization
FY 2016 Previous Guidance (Mid-Point)
VOLTAREN® Gel Loss of Exclusivity
Other Branded
505(b)(2) Delayed Actions
Generics Base Price
Generics Base Volume
Other Generics
Gx COGS - Under Absorption
Gx Mfg Network Rationalization
FY 2016 Revised Guidance (Mid-Point)

* Continuing Operations includes Endo and Par and excludes ASTORA (formerly known as AMS Women's Health)

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Frequently Asked Questions & Answers

*Updated 2016 Financial Guidance Bridge: Adjusted Diluted EPS (*Continuing Operations)*



$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
Change in FY'16 Adjusted EPS Outlook primarily driven by:
• ~($0.45) due to Voltaren® Gel generic entry and lower Other Bx revenue
• ~($0.36) due to 505(b)(2) delayed actions impact
• ~($0.75) due to lower Generics revenue outlook
• ~($0.18) due to increase in Gx COGS due to under absorption
• ~ $0.36 due to lower OpEx and Adj. Effective Tax Rate
~ ($0.45)
~ ($0.36)
~ ($0.75)
~ ($0.18)
~ $0.36
~23% change in Adj. EPS Outlook
FY 2016 Previous Guidance (Mid-Point)
VOLTAREN® Gel Loss of Exclusivity
Other Branded
505(b)(2) Delayed Actions
Generics Base Price
Generics Base Volume
Other Generics
Gx COGS - Under Absorption
Gx Mfg Network Rationalization
Operating Expenses
Tax
2016 Revised Guidance (mid point)

** Continuing Operations includes Endo and Par and excludes ASTORA (formerly known as AMS Women's Health)*

What do you expect for your revenue cadence during 2016?

Endo expects to realize approximately 46% and 54% of its revenues in the first and second half of 2016, respectively, and approximately 39% and 61% of its adjusted diluted earnings per share (EPS) in the first and second half of 2016, respectively.

More specifically, for Q2 2016, Endo projects revenue in the range of $850 million to $890 million and adjusted diluted EPS (from continuing operations) in the range of $0.70 to $0.75

What is your expected adjusted effective tax rate in 2016? 2017?

Endo expects its adjusted effective tax rate to be between zero and 2% in 2016. Our tax rate will be lower than prior expectations due to continued progress around planning strategies and due to a lower mix of U.S.-sourced income in tandem with static debt and acquired attribute benefits. Consistent with prior commentary, we do expect a step up in our tax rate in outer years. We now project that rate to be in the high single digits.

Do the recently proposed Treasury regulations affect Endo?

Endo does not expect any immediate impact to our Effective Tax Rate and we do not believe the recent Treasury proposal impacts our status as a foreign company or our existing debt.

3

Frequently Asked Questions & Answers

endo

Can you provide more information regarding cash flow from operations?

For full year 2016, Endo projects the following free cash flow:

$ in Millions except EPS

Full Year 2016	Low	High
Adjusted EPS Guidance Range	*$4.50*	*$4.80*
Implied Adjusted EBITDA Range[1]	**$1,615**	**$1,660**
Cash Interest	*~($420)*	
Changes in Working Capital and Other Assets & Liabilities	*-($240)*	
Cash Taxes	*~($35)*	
Milestone/Commercial Payments	*~($35)*	
Restructuring and Integration Related Costs [2]	*~($160)*	
Cash Flow From Operations – Pre-Mesh and Other Settlements	**~$725**	**~$770**
Mesh Payments and Related Legal Expenses Net of Tax Refund [3]	~($195)	
Non-Mesh Settlement Payments [4]	~($65)	
Cash Flow From Operations – Post Mesh and Other Settlements	**$465**	**$510**
Capital Expenditures	~($150)	
Contingent Consideration and Other	~($90)	
Estimated Free Cash Flow	**$225**	**$270**

[1] Calculated implied Adjusted EBITDA based on Adjusted EPS guidance range, 223M shares outstanding, 0-2% Adjusted Tax Rate, interest expense of $455M, and combined depreciation & stock-based compensation expense of ~$135M

[2] Restructuring and integration related costs consist of ~$70M of integration expenses related primarily to the acquisition of Par Pharmaceuticals, ~$40M of Severance costs related to Par Pharmaceuticals, and ~$50M in costs associated with the shutdown of the ASTORA Women's Health

[3] For presentation purposes "Mesh Payments and Related Legal Expenses Paid" represents total cash outlays related to Mesh, including those outlays that are reflected under Cash Flow From Investing

[4] Non-Mesh Settlement Payments represents additional legal settlements that Endo expects to pay in 2016

2016 Expectations for U.S. Generic Pharmaceuticals

What are the drivers for the expected performance in your U.S. Generics business in 2016?

There are several key factors that drove the rebasing of 2016 expectations for our U.S. Generics business:

Rapidly changing market conditions

- Deep and rapid price erosion caused by payer consolidation
- Recent aggressive pricing actions taken by competitors to gain market share
- Rapid erosion of the Pain segment (pain is ~40% of the legacy Qualitest portfolio)
- Recent acceleration of competitive FDA approvals
- Delays in expected FDA actions related to our 505(b)(2) products
- Loss of business through the bid cycle

These factors and changing market conditions were the backdrop for our ongoing integration and transition of the Qualitest operating model

- Integration of two complex businesses is progressing well during a period of rapid change in the market
- Overall shift in legacy Qualitest portfolio strategy from high-volume to high-value operating model
- Transition of legacy Qualitest systems and processes to Par's more dynamic business platform

4

Frequently Asked Questions & Answers

endo

How do you expect the product portfolios in your U.S. Generics business to perform in 2016?

We expect our Base business to erode approximately 25% in 2016, offset by strong growth in Sterile Injectables and New Launches / Alternative Dosages. Overall underlying growth in 2016 is expected to be in the low single digit percentage range. Base erosion is expected to be heaviest in Q1 with a moderation in erosion seen in Q2 and beyond.

Underlying growth now expected to be low single digit % for 2016


3000
2500
2000
1500
1000
500
0
$ Millions
$2,636
$2,460
~ $2,530
~ $2,590
~13% Sterile Injectables
~71% Gx Base
Adj Gross[6] Margin <50%
Adj Gross[6] Margin ~85%
Adj Gross[6] Margin ~55%
~20% Sterile Injectables
~50% Gx Base
2015 Gx Sales ProForma[1]
Exclude 2015 LIDODERM® AG
2015 Underlying Sales
Gx Base[2] Decline
Sterile Injectables Growth
New Launches / Alt. Dosages[3] Growth
2016 Underlying Sales[4]
Include 2016 LIDODERM® [5] AG
2016 Gx Reported Sales

[1] Includes FY'15 legacy Par Generic revenues only; excludes legacy Par Branded FY'15 revenues
[2] Gx Base includes Solid Oral-ER, Solid Oral – IR, and Pain/Controlled Substances categories
[3] Alternative Dosages = Liquids, Semi-solids, Patches (ex-LIDODERM® AG), Powders, Ophthalmics, Sprays & Launches
[4] Estimated FY '16 Generic underlying sales assumes a 2% YoY growth rate vs. FY '15 underlying sales; excludes legacy Par Branded revenue
[5] Estimated FY'16 LIDODERM® AG based on internal Endo estimate
[6] Represents adjusted gross margin on total category

What steps are you taking to drive growth in your U.S. Generics business?

Endo has developed a comprehensive action plan to drive future growth in our U.S. Generics business:

- Maximize key growth drivers
  - Pursue new 505(b)(2) products and focus on sterile injectables
  - Launch ~30 new products in 2016
- Reprioritize and accelerate R&D pipeline
  - Prune lower value projects
  - ~25-30 submissions expected in 2016; rich pipeline of programs in 2017 & beyond
- Accelerate restructuring plan to rationalize Generics manufacturing network
  - Estimated ~$60 million in annual net run rate savings projected to be fully realized by Q4 2017
  - Maintaining sharp focus on manufacturing and quality excellence
- Accelerate move of legacy Qualitest business onto Par platform
  - Commercial insight, forecasting, wholesaler data management, etc.
- Execute
  - Par team has proven ability to navigate through cyclical Generics downturns (similar market dynamics in 2008-2009)

5

Frequently Asked Questions & Answers

endo

Can you provide more details regarding the manufacturing restructuring and optimization?

The restructuring of our manufacturing network which is part of our ongoing integration process, has been accelerated due to market events and is designed to prioritize and grow high-value, durable assets. The restructuring will impact our manufacturing sites in Charlotte, North Carolina and Huntsville, Alabama and will affect approximately 60 products across the legacy Qualitest product portfolio. As part of the optimization process, Endo has also reprioritized its U.S. Generics R&D pipeline, which now focuses on more than 250 projects. The restructuring is expected to affect approximately 740 employees and be completed by the third quarter of 2017.

Cumulative Figures

Financial Impact	2016	2017
Revenue Reduction	**$20M**	**$88M**
Savings, Net of Revenue Reduction	**~$10M**	**$40-$45M**
One-Time Charges[1]		
Increase in Inventory Reserve Levels	**$27M**	**N/A**
Intangible Asset Impairments	**$100M**	**N/A**
Fixed Asset Accelerated Depreciation	**$8M**	**$20M**
Restructuring Expenses	**$15-$20M**	**$25-$30M**

[1] *Amounts reflected on a US GAAP basis*

2016 Expectations for U.S. Branded Pharmaceuticals

Can you provide more information on XIAFLEX® performance in the first quarter? What are your expectations for 2016?

XIAFLEX® continued to grow in the first quarter 2016 in line with Endo's internal expectations:

- U.S. net revenues of $44.0 million are a 21% increase over the $36.4 million in pro forma U.S. revenues in the first quarter 2015
- Ex-U.S. net revenues of $4.9 million are an 87% increase over the $2.6 million of pro forma worldwide revenues in the first quarter 2015
- Overall demand vials of approximately 14,012 in first quarter 2016 are a 17% increase over pro forma first quarter 2015
- Peyronie's disease demand vials were approximately 7,378 in first quarter 2016
- Dupuytren's contracture demand vials were approximately 6,634 in first quarter 2016

Endo expects a mid- to high-teens percentage growth rate for XIAFLEX® in 2016.

6

Frequently Asked Questions & Answers

endo

What is your expectation for BELBUCA™ in 2016?

BELBUCA™ is the first and only buprenorphine buccal film for chronic pain. As a Schedule III product, we believe it is strongly differentiated in the pain sector, especially given the current pressure on Schedule II opioids.

Endo has made important progress since launching BELBUCA™ in February 2016 and sees key opportunities to accelerate our launch traction:

	Progress	Opportunities
HCP Receptivity	• Schedule III buprenorphine message resonating • Early feedback that pain control needs are being met • Conversion from SAO therapy promising	• Education around tapering and transition dosing / titration process, particularly for PCPs
Access / Availability	• 2/3rds of commercial patient lives covered with at least default coverage • 1st month co-pay assistance program launched • Pharmacy stocking not a barrier	• Medicare Part D formulary coverage (likely in 2017 cycle) • Complete formulary negotiations with national plans • Penetration of regional/local MHC plans
Patient Experience	• Positive patient experience on efficacy, tolerability and buccal film • Schedule III allows for greater prescription convenience	• Building patient awareness of new option for chronic pain control • Education around Buprenorphine as Schedule III given concerns related to Schedule II opioid therapy

We continue to see a significant opportunity for BELBUCA™ given its differentiated product profile. We expect to recognize BELBUCA™ revenues starting in the second half of 2016 and continue to project sales of >$250 million in 2019.

What is your commercial strategy for Voltaren® Gel? If you launch an Authorized Generic (AG), how will it be accounted for?

We continue to assess the competitive landscape for Voltaren® Gel and the impact of a recently launched generic competitive product. Our U.S. Generics and U.S. Branded businesses are working together to determine the best commercial strategy, including the potential launch of an AG product, to maximize the value of our Voltaren® Gel franchise.

The accounting treatment for the new Voltaren Gel agreement will be as follows:

- Under U.S. GAAP, and in line with broader industry practice, the new Voltaren® Gel agreement will be accounted for as a business combination.
- Deal terms are recorded on the balance sheet with forward looking milestones, royalties, profit splits, etc. recorded as contingent consideration with the corresponding offset to intangible assets. The intangible asset will then be amortized over time based on its estimated useful life. Amortization expense will be adjusted from our GAAP results when arriving at non-GAAP results. Changes to the fair value of contingent consideration over time will be recorded to our P&L and also adjusted out for non-GAAP purposes.

7

Frequently Asked
Questions & Answers
ENDO
What are the company’s strategy and priorities for 2016? Over the long term?
• This non-GAAP treatment of amortization expense and changes in contingent consideration is consistent with our historical practice and industry standards.
• Future cash payments will have no impact on our P&L as they will simply be a reduction of the previously recorded liability.
• The net effect of business combination accounting will have no material impact on our adjusted results when compared to the previous agreement and its accounting treatment.
In 2015, our full year adjusted gross margin on Voltaren Gel was $141 million or approximately 70%, and excluded amortization expense of $30 million. During the first quarter of 2016 our adjusted gross margin on Voltaren® Gel was $23 million or approximately 65%, and excluded amortization expense of $8 million.
Corporate Strategy & Action Plan
As we evolve Endo’s corporate strategy in 2016, we are focused on continuing to transform the business. Our strategic priorities include:
• Returning to organic growth
• Improving operating margins and de-levering
• Optimizing the business: rebase to increase performance
LONG-TERM ASPIRATION:
To build a leading global specialty pharmaceutical company that improves lives while creating value
Key Mid-Term Goals
Return to Organic Growth
Improve Operating Margins
De-lever
Mid-Term
Aspirations
Above Market Growth
>40%
3-4x Net Debt to Adjusted EBITDA Leverage Ratio
What will enable the achievement of our goals?
1 U.S. BRANDED PHARMACEUTICALS: Return to growth and accelerate long-term pipeline
2 U.S. GENERIC PHARMACEUTICALS: Focus on pipeline and sterile injectables
3 OPTIMIZE THE BUSINESS: Rebase where necessary to increase performance